                AmeriCredit Automobile Receivables Trust 1996-C
               Class A-1 5.574% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.40% Asset Backed Notes
                       6.65% Asset Backed Certificates
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 02/01/97
Monthly Period Ending:    02/28/97



I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.  Beginning of period Aggregate Principal Balance                                                 $150,983,544
                                                                                                        ------------
    B.  Purchase of Subsequent Receivables                                                                         0
                                                                                                        ------------
    C.  Monthly Principal Amounts

        (1) Collections on Receivables outstanding
              at end of period                                            4,282,436
                                                                        -----------
        (2) Collections on Receivables paid off
              during period                                               1,311,732
                                                                        -----------
        (3) Receivables becoming Liquidated Receivables
              during period                                               1,860,482
                                                                        -----------
        (4) Receivables becoming Purchased Receivables
              during period
                                                                        -----------
        (5) Cram Down Losses occurring during period
                                                                        -----------
        (6) Other Receivables adjustments                                     6,694
                                                                        -----------
        (7) Less amounts allocable to Interest                           (2,074,928)
                                                                        -----------
        Total Monthly Principal Amounts                                                                    5,386,416
                                                                                                        ------------
    D.  End of period Aggregate Principal Balance                                                       $145,597,128
                                                                                                        ------------
    E.  Pool Factor                                                                                       83.198661%
                                                                                                        ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1       Class A-2       Class A-3          TOTAL
                                                        -----------     -----------     -----------     ------------
    A.  Beginning of period Note Balance                $15,117,256     $79,999,680     $40,874,837     $135,991,773
                                                        ------------------------------------------------------------
    B.  Noteholders' Principal Distributable Amount       5,386,416               0               0        5,386,416
    C.  Noteholders' Accelerated Principal Amount                 0               0               0                0
    D.  Accelerated Payment Amount Shortfall              1,594,091               0               0        1,594,091
    E.  Note Prepayment Amount                                    0               0               0                0
                                                        ------------------------------------------------------------

    F.  End of period Note Balance                      $ 8,136,749     $79,999,680     $40,874,837     $129,011,266
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------

    G.  Note Pool Factors                                16.951560%      99.999600%      99.999600%       76.394532%
                                                        ------------------------------------------------------------
                                                        ------------------------------------------------------------

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.      Beginning of period Certificate Balance                          $6,124,975
                                                                              ----------
     B.      Certificateholders' Principal Distributable Amount                        0
     C.      Certificateholders' Accelerated Principal Amount                          0
     D.      Certificate Prepayment Amount                                             0
                                                                              ----------
     E.      End of period Certificate Balance                                $6,124,975
                                                                              ----------
     F.      Certificate Pool Factor                                          99.999600%
                                                                              ----------
                                                                              ----------

IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.      Beginning of period Pre-Funding Account balance                          $0
                                                                              ----------
     B.      Purchase of Subsequent Receivables                            0
                                                                  ----------
     C.      Investment Earnings                                           0
                                                                  ----------
     D.      Investment Earnings Transfer to Collections Account           0
                                                                  ----------
     E.      Payment of Mandatory Prepayment Amount                        0
                                                                  ----------
                                                                                       0
                                                                              ----------
     F.      End of period Pre-Funding Account balance                                $0
                                                                              ----------
                                                                              ----------

V .  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.      Beginning of period Capitalized Interest  Account
              balance                                                                 $0
                                                                              ----------
     B.      Monthly Capitalized Interest Amount                           0
                                                                  ----------
     C.      Investment Earnings                                           0
                                                                  ----------
     D.      Investment Earnings Transfer to Collections Account           0
                                                                  ----------
     E.      Payment of Overfunded Capitalized Interest Account            0
                                                                  ----------
     F.      Payment of Remaining Capitalized Interest Account
                                                                  ----------
                                                                                       0
                                                                              ----------
     G.      End of period Capitalized Interest Account balance                       $0
                                                                              ----------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.      Available Funds:

             (1)     Collections on Receivables during period
                      (net of Liquidation Proceeds)               $5,594,168
                                                                  ----------
             (2)     Liquidation Proceeds collected
                      during period                                  627,836
                                                                  ----------
             (3)     Purchase Amounts deposited in Collection
                      Account
                                                                  ----------
             (4)(a)    Investment Earnings - Collection Account       17,140
                                                                  ----------
                (b)    Investment Earnings - Transfer From
                        Prefunding Account                                 0
                                                                  ----------
                (c)    Investment Earnings - Transfer From
                        Capitalized Interest Account                       0
                                                                  ----------
             (5)     Collection of Supplemental Servicing Fees       115,187
                                                                  ----------
             (6)     Monthly Capitalized Interest Amount                   0
                                                                  ----------
             (7)     Mandatory Prepayment Amount
                                                                  ----------

             Total Available Funds                                             6,354,331
                                                                              ----------

     B.      Distributions:

             (1)     Agent fees                                        6,180
                                                                  ----------
             (2)     Base Servicing Fee and Supplemental Servicing
                      Fees                                           393,877
                                                                  ----------
             (3)     Noteholders' Interest Distributable Amount
                (a)    Class A - 1                                    65,538
                                                                  ----------
                (b)    Class A - 2                                   344,962
                                                                  ----------
                (c)    Class A - 3                                   217,999
                                                                  ----------
             (4)     Noteholders' Principal Distributable Amount
                (a)    Class A - 1                                 5,386,416
                                                                  ----------
                (b)    Class A - 2                                         0
                                                                  ----------
                (c)    Class A - 3                                         0
                                                                  ----------
             (5)     Certificateholders' Interest Distributable
                      Amount                                          33,943
                                                                  ----------
             (6)     Certificateholders' Principal Distributable
                      Amount                                               0
                                                                  ----------
             (7)     Security Insurer Premiums                        41,451
                                                                  ----------
             Total distributions                                               6,490,366
                                                                              ----------

     C.      Excess Available Funds  (or Deficiency Claim Amount)               (136,035)
                                                                              ----------

      D.    Noteholders' Accelerated Principal Amount                                                                            0
                                                                                                                       -----------
      E.    Certificateholders' Accelerated Principal Amount
                                                                                                                       -----------
      F.    Deposit to Spread Account                                                                                           $0
                                                                                                                       -----------
                                                                                                                       -----------
VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
      A.    Excess Available Funds  (VI.C.)                                                                       $0
                                                                                                        ------------
      B.    Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                           136,730,332
                                                                                                        ------------
      C.    Required Pro Forma Security Balance   (95% x (I.D.+IV.F.)                                    138,317,272
                                                                                                        ------------
      D.    Excess of Pro Forma Balance over Required Balance   (B. - C.)                                 (1,586,940)
                                                                                                        ------------
      E.    End of Period  Class A-1 Note Balance (before accel.
              princ. & accel. princ. shortfall)                                                            9,730,840
                                                                                                        ------------
      F.    Greater of D. or E.                                                                            9,730,840
                                                                                                        ------------
      G.    Accelerated Principal Amount  (lesser of  A. or F.)                                                                 $0
                                                                                                                       -----------
                                                                                                                       -----------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
      A.    Pro Forma Security Balance                                                                  $136,730,332
                                                                                                        ------------
      B.    Required Pro Forma Security Balance                                                          138,317,272
                                                                                                        ------------
      C.    Excess of Pro Forma Balance over Required Balance   (A. - B.)                                 (1,586,940)
                                                                                                        ------------
      D.    End of Period  Class A-1 Note Balance (before accel.
              princ. & accel. princ. shortfall)                                                            9,730,840
                                                                                                        ------------
      E.    Greater of C. or D.                                                                            9,730,840
                                                                                                        ------------
      F.    Excess Available Funds  (VI.C.)                                                                        0
                                                                                                        ------------
      G.    Investment Earnings on Collection Account                                                         17,140
                                                                                                        ------------
      H.    Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $9,747,980
                                                                                                                       -----------
                                                                                                                       -----------
IX.   RECONCILIATION OF SPREAD ACCOUNT:
      A.    Beginning of period Spread Account balance                                                                 $13,192,624
                                                                                                                       -----------
      B.    Additions to Spread Account
            (1)    Deposits from Collections Account    (VI. F.)                                                   0
                                                                                                        ------------
            (2)    Investment Earnings                                                                        54,304
                                                                                                        ------------
            (3)    Deposits Related to Subsequent Receivables Purchases                                            0
                                                                                                        ------------
           Total Additions                                                                                                  54,304
                                                                                                                       -----------
      C.    Spread Account balance prior to withdrawals                                                                 13,246,928
                                                                                                                       -----------
      D.    Requisite Amount of Spread Account
            (1)    Initial Spread Account Deposit                                                         12,043,237
                                                                                                        ------------
            (2)    Subsequent Spread Account Deposits                                                      3,706,707
                                                                                                        ------------
            (3)    Total Initial & Subsequent Spread Account Deposits (1)+(2)                             15,749,944
                                                                                                        ------------
            (4)     9% of end of period Aggregate Principal Balance                                       13,103,742
                                                                                                        ------------
            (5)    $100,000                                                                                  100,000
                                                                                                        ------------
            (6)    $3,500,000                                                                              3,500,000
                                                                                                        ------------
            (7)    End of period Note and Certificate Balance (before accel.
                     principal shortfall calc)                                                           136,730,332
                                                                                                        ------------
            (8)    Lesser of (6) or (7)                                                                    3,500,000
                                                                                                        ------------
            (9)    Greater of (5) or (8)                                                                   3,500,000
                                                                                                        ------------
            (10)    Aggregate Principal Balance                                                          145,597,128
                                                                                                        ------------
            (11)    End of period Note and Certificate Balance (before accel.
                      principal shortfall calc)                                                          136,730,332
                                                                                                        ------------
            (12)   Line (10) less line (11)                                                                8,866,796
                                                                                                        ------------
            (13)   OC level     (12) / (10) ,   Maximum 11%                                                    6.09%
                                                                                                        ------------
            (14)   14% less OC level, if OC level is greater than 5%                                           7.91%
                                                                                                        ------------
            (15)   Percent in (14)  x  End of period Aggregate Principal Balance                          11,516,802
                                                                                                        ------------
            (16)    15% of end of period Aggregate Principal Balance if Trigger Date
                                                                                                        ------------
            Requisite Amount of Spread Account (greater
             of (3) or (4) or (9) (15) (16) if applicable )                                                             11,516,802
                                                                                                                       -----------
      E.       Withdrawals from Spread Account
            (1)    Priority First - Deficiency Claim Amount                                                  136,035
                                                                                                        ------------
            (2)    Priority Second through Third
                                                                                                        ------------
            (3)    Priority Fourth - Accelerated Payment Amount Shortfall                 9,747,980
                                                                                         ----------
                   Accelerated Payment Amount Shortfall in Excess of Requisite Amount                      1,594,091
                                                                                                        ------------
            (4)    Priority Fifth through Sixth
                                                                                                        ------------
            (5)    Priority Seventh - to Servicer                                                            136,035
                                                                                                        ------------
            Total withdrawals                                                                                            1,866,161
                                                                                                                       -----------
      F.    End of period Spread Account balance                                                                       $11,380,767
                                                                                                                       -----------
                                                                                                                       -----------

                                       3

X.   PERFORMANCE TESTS:

     A. Delinquency Ratio
        (1) Receivables with Scheduled Payment
              delinquent more than 30 days
              at end of period   (XI.)                         $ 13,165,032
                                                               ------------
        (2) Purchased Receivables with Scheduled
              Payment delinquent more than 30
              days at end of period
                                                               ------------
        (3) Beginning of period Principal Balance               150,983,544
                                                               ------------
        (4) Delinquency Ratio (1)+(2) divided by (3)                                   8.72%
                                                                                 -----------
        (5) Previous Monthly Period Delinquency Ratio                                 10.50%
                                                                                 -----------
        (6) Second previous Monthly Period Delinquency Ratio                          10.56%
                                                                                 -----------
        (7) Average Delinquency Ratio (4)+(5)+(6)
              divided by 3                                                             9.93%
                                                                                 -----------
        (8) Compliance (Delinquency Test Failure is a
              Delinquency Ratio equal to or greater than 14%)                          yes
                                                                                 -----------
     B. Default Ratio
        (1) Receivables becoming Defaulted Receivables
              during period                                    $  1,470,852
                                                               ------------
        (2) Purchased Receivables with Scheduled
              Payment delinquent more than 30
              days at end of period
                                                               ------------
        (3) Beginning of period Principal Balance               150,983,544
                                                               ------------
        (4) Default Ratio (1)+(2) x 12 divided by (3)                                 11.69%
                                                                                 -----------
        (5) Previous Monthly Period Default Ratio                                     16.76%
                                                                                 -----------
        (6) Second previous Monthly Period Default Ratio                              16.57%
                                                                                 -----------
        (7) Average Default Ratio (4)+(5)+(6)
              divided by 3                                                            15.01%
                                                                                 -----------
        (8) Compliance (Default Test Failure is a
              Default Ratio equal to or greater than 21%)                             yes
                                                                                 -----------
     C. Net Loss Ratio
        (1) Receivables becoming Liquidated Receivables
              during period                                    $  1,860,482
                                                               ------------
        (2) Purchased Receivables with Scheduled
              Payment delinquent more than 30
              days at end of period
                                                               ------------
        (3) Cram Down Losses occurring during period
                                                               ------------
        (4) Liquidation Proceeds collected
              during period                                        (627,836)
                                                               ------------
        (5) Beginning of period Principal Balance               150,983,544
                                                               ------------
        (6) Net Loss Ratio (1)+(2)+(3)-(4) x 12
              divided by (5)                                                           9.80%
                                                                                 -----------
        (7) Previous Monthly Period Net Loss Ratio                                     8.61%
                                                                                 -----------
        (8) Second previous Monthly Period Net Loss Ratio                              4.88%
                                                                                 -----------
        (9) Average Net Loss Ratio (6)+(7)+(8)
             divided by 3                                                              7.76%
                                                                                 -----------
       (10) Compliance (Net Loss Test Failure is a
              Net Loss Ratio equal to or greater than 12%)                             yes
                                                                                 -----------

XI.  DELINQUENCY:

     A. Receivables with Scheduled Payment delinquent
        (1) 31-60 days                                                 #984      $ 9,073,807
                                                               ------------      -----------
        (2) 61-90 days                                                  285        2,813,981
                                                               ------------      -----------
        (3) over 90 days                                                132        1,277,244
                                                               ------------      -----------

        Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                          1,401      $13,165,032
                                                               ------------      -----------

XII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A. Beginning of period number of Receivables                                     14,652
                                                                                 -----------
     B. Number of Subsequent Receivables Purchased                                         0
                                                                                 -----------
     C. Number of Receivables becoming Liquidated
          Receivables during period                                                      248
                                                                                 -----------

      D.     Number of Receivables becoming Purchased
              Receivables during period
                                                                     -----------
      E.     Number of Receivables paid off during period                    149
                                                                     -----------
      F.     End of period number of Receivables                          14,255
                                                                     -----------
                                                                     -----------

XIII.   STATISTICAL DATA:

      A.     Weighted Average APR of the Receivables                      20.36%
                                                                     -----------
      B.     Weighted Average Remaining Term of the Receivables            43.61
                                                                     -----------
      C.     Average Receivable Balance                                  $10,214
                                                                     -----------
      D.     Aggregate Realized Losses                                $4,686,903
                                                                     -----------

AmeriCredit Financial Services, Inc.


By:
        ------------------------------------
Name:   DANIEL E. BERCE
Title:  EXECUTIVE VICE-PRESIDENT
        CHIEF FINANCIAL OFFICER & TREASURER
Date:   MARCH 5, 1997



                                        5